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                                                                   EXHIBIT 10.32



                           Advertising Insertion Order
                              HTTP:WWW.EGROUPS.COM

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
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Sales Contact:  Jill Benloff e-mail jillb@egroups.net  Phone:  (415) 546-2813 Fax: (415) 546-2801
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                                             ORDER INFORMATION
Order Date:  December 6, 1999
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Advertiser           X.Com
                                                           Agency
Fax                  (650) 833-5470
                                                           Fax

                     394 University Avenue
Address              Palo Alto, CA  94301                  Address

Contact              Julie Anderson
                                                           Contact
Phone                (650) 833-5460
                                                           Phone
Email                ja@x.com
                                                           Email
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Start Date           12/15/99     End Date  1/15/00        Contract Length  12/15-1/15

Bill To:             [X]  Advertiser                       [ ]  Agency
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                                              AD PLACEMENT
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Ad Type              Position           Target             Total Clicks           Total Amount
-------              --------           ------             ------------           ------------

See Attached


                                                                            COST:  $225,000
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DELIVERY: All materials must be delivered at least 4 business days in advance to the email address allsond@egroups.net. In all correspondence, a eGroups insertion order number and flight dates must be referenced.

This agreement is non-cancelable.

AUTHORIZED BY:                                   PHONE:            DATE:
               -----------------------------           -----------      --------

PRODUCTION CONTACT:                              PHONE:            DATE:
                    ------------------------           -----------      --------


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Please return to eGroups Sales Dept.  Fax # (415) 546-2801
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                             EGROUPS, INC. 350 BRANNAN SAN FRANCISCO, CA 94107